NOMURA PACIFIC BASIN FUND, INC.

                                    [LOGO]

                                                                  May 18, 2000

To Our Shareholders:

     We present the Annual Report of the Pacific Basin Portfolio (the "Fund"), a series of Nomura Pacific Basin Fund, Inc. (the "Corporation") for the fiscal year ended March 31, 2000.

     The Net Asset Value per Share ("NAV") of the Fund's share classes as of March 31, 2000 were: Class A $17.09, Class B $17.04, and Class Z $17.11.

     The NAV of the Fund's Class A, B, and Z shares decreased by 1.2%, 1.4%, and 1.2%, respectively, for the quarter ended March 31, 2000, based on the change in share prices. The NAV of the Fund's Class Z shares increased by 47.1 % for the year ended March 31, 2000. The NAV of the Fund's Class A shares and Class B shares increased by 22.5% and 22.2%, for the period August 2, 1999 (commencement of the class share offering) to March 31, 2000, respectively, based on the changes in share prices. The net assets of the Fund aggregated $18,703,056 and the total number of shares outstanding was 1,093,231 as of March 31, 2000.

     The average annual total return of the Fund's Class Z shares for the five-year and ten-year periods ended March 31, 2000 and since inception (July 8, 1985) were 5.8%, 6.6%, and 13.1 %, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have for certain periods influenced the Fund's past performance. (Please refer to the Fund Highlights for additional performance data.)

     The United States dollar-based return of the Pacific Basin, as measured by the Morgan Stanley Capital International Index (the "MSCI") (an unmanaged index), declined by 0.4% and increased by 45.2% for the quarter and the year ended March 31, 2000, respectively. The Fund's Class Z shares underperformed the MSCI Index by 0.8 percentage points for the quarter and outperformed the MSCI Index by 1.9 percentage points for the year ended March 31, 2000. The underperformance was attributable to underweighted country allocation in Malaysia and Singapore, offset by positive stock selection in Japan's export and technology companies and Australia's Financial sector.

     The foreign exchange rate of the Japanese yen ("Yen") at March 31, 2000 was 102.665 Yen to one U.S. dollar. The Yen depreciated by 0.5% and appreciated by 15.3% against the U.S. dollar for the quarter and the year ended March 31, 2000, respectively.

     The NAV of the Fund's share classes as of May 17, 2000 were Class A shares $15.51, Class B shares $15.45, and Class Z shares $15.51.


The Portfolio

     The Fund remained underweight in Australia and Hong Kong. These two stock markets have historically exhibited high correlation with the U.S. markets. Increased volatility in the U.S. financial markets is expected to limit increases in these markets. Hong Kong, for example, pegs its currency to the U.S. dollar, meaning that changes in U.S. monetary policy are directly reflected in the economic system of Hong Kong. Australia is tightening its monetary policy, due to its strong domestic economy and a gradual emergence of inflationary pressure. Meanwhile, the Fund continues to favor Singapore. The country weathered the Southeast Asian financial crisis relatively unscathed, helped by its strong economic fundamentals, and was among the first countries to recover from the economic downturn. Valuations in the Singapore stock market were also attractive, while other Southeast Asian markets had already reached the high end of their historical valuation ranges.


The Stock Market

     The stock markets in the Pacific Basin consolidated during the quarter ended March 31, 2000, amid concerns surrounding the state of the U.S. stock market, and uncertain political developments within the region. The Federal Reserve continued to increase short-term interest rates through February and March, pushing the Federal Funds rate to 6%, and the U.S. stock market reacted with volatile trading throughout the quarter. The NASDAQ Composite Index remained strong in January and February and the Dow Jones Industrial Average declined. Towards the end of the quarter, however, the NASDAQ underwent a substantial correction as the Technology sector, especially Internet shares, suffered a setback.

     Conditions in the U.S. had a significant impact on Southeast Asian stock markets, as investors in the region shifted their focus toward the "New Economy" shares, including the telecommunication and internet- related stocks.

     Despite worries over the slow pace of economic recovery in Japan, as demonstrated by the negative fourth quarter gross domestic product ("GDP") figure, investors were apparently encouraged by the more positive signs indicating a recovery in Corporate sector capital spending. The Nikkei Average Index (a price-weighted index of 225 leading stocks on the Tokyo Stock Exchange) has risen 7.4% since the beginning of this year to exceed the 20,300 Yen level for the first time in four years. The outperforming sectors in the Tokyo stock market included some of last year's losers, such as Pulp and Paper, Chemicals, and the Engineering related sectors. Pharmaceuticals and Securities Companies posted the most impressive gains. By contrast, the star performers of 1999 suffered major setbacks periodically during the first quarter, with Electronics, Software, and Communication stocks all lagging. A return to a more value orientated market was accompanied by renewed emphasis on the prospects of a short-term earnings recovery, in contrast to the somewhat overoptimistic long term earnings projections for many of the Telephone, Media and Technology ("TMT") stocks.

     Meanwhile, the Taiwan presidential election stole the spotlight on the local investment scene during February and March. The poll ended 50 years of Nationalist Party (KMT) rule, and the election of the new president, Mr. Chen Shui Bian, is seen as a clear rebuff to the Chinese government. Nevertheless, Mr. Chen has stated that he would not declare independence, while China now appears willing to engage in talks with Taiwan. Although there remains some risk of further antagonism, differences over the "one China principle" now appear to be somehow reconciled, as both sides are keenly aware of the inevitable negative outcome of continued conflict. Under these circumstances, after a period of substantial volatility, the investment environment in Taiwan improved.


Japan

     The TOPIX, consisting of all companies listed on the TSE First Section, ended the first quarter almost flat. The out-performing sectors included some of last year's losers, such as Pulp and Paper, Chemicals, and the Engineering related sectors. By contrast, the star performers of 1999 suffered major setbacks during the first quarter, with Electronics, Software, and Communication stocks all lagging behind.

     An early correction had a particularly strong impact on the technology stocks as investors shifted their attention back towards the under-performers, including Pharmaceuticals, Warehousing, and Real Estate that still offered reasonable value. The investment pendulum later swung back towards Technology, helping to push the TOPIX to its highest close since 1992. Stock market concentration continued as Tokyo followed the trend set by the U.S. NASDAQ market. Fresh retail funds from the launch of some large domestic investment trusts also contributed to the uneven but buoyant trend.

     Expectations of higher interest rates hit U.S. TMT sectors through March, which also hurt Japanese Internet related stocks throughout this period. Other Technology sectors, and even some traditional industries, managed to de-couple from the U.S. lead. A return to value orientation was accompanied by a renewed emphasis on the prospects for a short-term earnings recovery, in contrast to the somewhat overoptimistic long-term earnings projections for many of the TMT stocks.

     The Fund believes that the market concentration in large capitalization communication/internet stocks has peaked. Many companies that were sold off over the past year have now started to restructure, and will therefore offer the most attractive investment opportunities. Corporate restructuring and a clear focus on shareholder value will remain the Fund's primary stock selection criteria.


Australia

     Australian stocks declined 0.1 % in March, and edged 0.6% lower for the quarter. Banks outperformed Resources at the beginning of the quarter but underperformed by 5.9 percentage points in March. Technology stocks gained, but the narrowness of the rally, led by News Corp, came at the expense of "old economy" stocks resulting in a sharp performance divergence between the two.

     Ten-year bond yields ended March at 6.36%, a spread of 36 basis points over U.S. Treasuries. There was further anecdotal evidence of slower economic activity following relatively weaker February retail sales growth, of (0.2%) (month over month). Consumer and business confidence surveys and fourth quarter GDP (1 % quarter over quarter) were both below expectations. However, the Reserve Bank Australia ("RBA"), warning against underestimating economic growth, raised the prospect of higher official rates. The currency ended down at $0.6071, in anticipation of slower growth.

     The reporting season was generally positive and lower bond yields remain supportive, but this has yet to underpin support for market-wide outperformance. The flattening yield curve also has yet to benefit the banks. However, interest in financial stocks may be boosted by possible corporate activity following Commonwealth Bank's bid for Colonial (CGH).

     The stock market is fairly valued. There are signs of increasing selectivity towards Technology stocks, and traditional stocks stand to benefit given greater inherent value within these sectors. However, sustained market out-performance is unlikely, as it approaches its upper trading range even as old economy stocks come into focus. The stock market remains captive to the U.S. interest rate cycle, with negative implications for the Australian dollar.


Hong Kong

     Interest rate sensitivity has weakened, given the reduced importance of the Property sector. The Hang Seng Index ("HSI") was resilient during the first quarter despite lingering fears of a U.S. interest rate hike, but there was substantial divergence among stocks. Only six out of thirty-three HSI components made gains, and all were participants in the "New Economy". Enthusiasm for internet-technology ("IT") and semiconductor related non-index stocks remained, but interest in newly listed 'dot-com' stocks dissipated.

     A symbol of Hong Kong's transformation into the regional IT hub was Pacific Century Cyberworks Cable and Wireless HKT Ltd. ("PCCW") acquisition of Hong Kong Telecommunications, Ltd., the most profitable and respected company in the group. PCCW is expected to be ranked third, after Hong Kong & Shanghai Banking Corp. and China Telecommunications, and will be a candidate for HSI and MSCI Index inclusion.

     Macroeconomic recovery is illustrated by strong export growth and recovering retail sales. Hong Kong's GDP is likely to increase by more than 4% in 2000. However, deflation in residential rents continues. High real interest rates will weigh on residential property prices for now even if banks offer attractive mortgages. Prices could recover if the U.S. stops raising interest rates further, ahead of the presidential election. Office rents are recovering, as "New Economy" enterprises multiply. This quick adjustment leaves the unemployment rate at a relatively high level with a mismatch between skilled engineers and other white-collar workers.

     U.S. interest rates, MSCI policy changes (the inclusion of Malaysia and Chinese stocks will automatically reduce Hong Kong's weighting), a NASDAQ correction, and the Taiwan issue are likely to put pressure on the stock market in the second quarter. Nonetheless, monetary stability and a Chinese economic recovery should help limit the downside risk of the HSI.


Malaysia

     The Malaysian stock market extended its rally by approximately 20% in the first quarter. Although it breached the 1000 psychological resistance level in mid-February on strong liquidity, the Kuala Lampur Composite Index ("KLCI") closed at 974.38 on March 31, 2000. A mixed reporting season included disappointments from large capitalization stocks like Telekom Malaysia Berhad, which reported a sharp decline in earnings on losses from its mobile operations. Others like Genting Berhad, United Engineers Berhad, and Malaysia Airlines revealed unexciting fiscal year 1999 results as well. Some foreign brokers are reducing earnings forecasts for this year, although the revision is expected to be modest. A possible reduction in brokerage fees also unsettled the stock market, while external uncertainty is keeping foreign investors sidelined.

     UMNO elections in May are unlikely to be a surprise, as both the Prime Minister and Deputy Prime Minister look set to secure the top two posts within the party.

     Growth momentum remained largely intact as strong demand for electronics and semiconductors added to January's trade surplus of 4.5 billion Malaysian Ringitt, up 4.5% year over year, with a strong 26% rise in the January Industrial Production Index. Malaysia is also a net beneficiary of higher oil prices.

     Malaysia's stock market could be underpinned by inclusion in the MSCI index in May, favorable economic growth, improving business and consumer confidence, perceived immunity to higher U.S. interest rates, and a strong competitive advantage resulting from its Malaysian ringgit peg at 3.80 per U.S. Dollar.


New Zealand

     The New Zealand stock market increased 2.9% in March but declined 6.9% during the quarter. Corporate news was generally positive. Media stocks enjoyed strong support as Telecommunications Corp. of New Zealand ("TNZ") took a 5.8% stake in Independent Newspapers, which also lifted Sky Network Television. TNZ also benefited from the strong increase in AAPT, Ltd. Air New Zealand ("AIRVB') increased as Qantas showed interest in forming an alliance, which also supported Brierley Investments ("BRY"). The Fletcher Group (ex Energy) weakened, pending an announcement on Fletcher Paper Corp's ("FLC") restructuring.

     Economic growth of 2.2% for the December quarter was twice the rate expected, and lifted bond yields and the currency (10-year yields closed at 6.96%, and currency at $0.4965). The 10-year Treasury yield spread widened to 96 basis points. The currency also benefited from S&P's affirmation of the country's credit rating despite fears surrounding the current account deficit reaching 8% of GDP.

     Although the GDP deflator remained soft and first quarter growth may unwind, given some one-time factors during the fourth quarter, the Reserve Board of New Zealand ("RBNZ") is likely to remain aggressive given its view on the closing output gap. The stock market has factored in further interest rate increases.

     Macroeconomic conditions remain supportive, but the stock market is expensive given current bond yields. The March rally was driven by good corporate news, highlighted by FLC's restructuring, but has come from depressed levels. The issue remains a struggle between earnings and valuations, and gains from here will be selective, particularly if the RBNZ raises interest rates. For the stock market to sustain gains, overseas interest must follow through. In this regard, the stronger New Zealand dollar is positive.


Singapore

     The Straits Times Index declined 14% during the first quarter with Property and Bank stocks bearing the brunt. A lack of interest in non-technology sectors and increased competition for regional portfolio funds dictated market activity. Although electronics and IT stocks fared well, they too surrendered to profit taking. Resolution of the Central Limit Order Book ("CLOB") issue approaches but will not influence short-term sentiment.

     Corporate results beat expectations, leading to a slight upward revision for fiscal year 2000 earnings. Investor response was muted, suggesting that most of the news was well discounted. January's disappointing 7.6% increase in non-oil domestic exports damaged sentiment. Growth of 18.8% in February supported the Fund's belief that January had been undermined by Y2K factors and the possible effect of transfer pricing between-Singapore and Malaysia.

     Without a catalyst to broaden investor interest, even the recent acquisitions by Natsteel Electronics Ltd. of NEC Corp. and 3Com plants had little impact. The good response to certain property launches was largely ignored. Better trade statistics could help, but the focus is likely to remain on export-related sectors. The relative strength of the Singapore dollar is cutting into the export market to the U.S., making the currency outlook central to export growth prospects. Monetary bias remains loose, but capacity utilization in certain sectors is tightening. Portfolio outflows following the MSCI reweighting of Taiwan and China, and the inclusion of Malaysia by May have already generated blue chip selling, which could be exacerbated by the inclusion in MSCI of more technology stocks. Otherwise, market valuations appear reasonable.


South Korea

     The Korea Composite Stock Price Index ("KOSPI") declined 16% during the first quarter. Retail investors' enthusiasm for IT stocks caused a massive asset shift from the main board to the KOSDAQ. The trade deficit raised concerns over capital flows and inflation, and the Bank of Korea's unexpected rate increase was regarded as shift towards a tight monetary policy. Expiring investment trust units ("ITC") are accelerating the sell-off, while the stock market needs time to absorb the large cash raising from November and December. After renewing its historical high in early March, the KOSDAQ declined by over 30% following the NASDAQ's correction.

     Without major redemptions of bond-type ITCs after February 8, when Daewoo Corp. related investors were guaranteed a refund of 95% of face value, the Bank of Korea took the opportunity to take proactive measures to combat rising inflationary pressures from oil prices and strong domestic demand by raising its overnight call rate by 25 basis points to 5.0%. However, inflationary pressure may be overstated given the recent oil price decline, while much of the import growth is in raw materials, which will be re-exported, leaving little impact on domestic inflation. Nevertheless, raising short-term rates is the only solution for Bank of Korea, after publicly pledging to flatten the yield curve and maintain inflation within a 1.5% to 3.1 % range. Although economically prudent, short-term interest rate pressure may cap the stock market for now.

     Economic growth is even healthier than last year, judging from the consolidation of industrial production growth and employment recovery. Weaker retail sales growth over recent months has eased fears of over-heating. The coming general election is unlikely to disturb the stock market, considering all parties are expected to maintain economic policy continuity.


Taiwan

     The Taiwan stock market experienced a volatile first quarter. After surging past the key 10,000 level when the stock market re-opened following the Chinese New Year holidays, the presidential election victory of the pro-independence Democratic Progressive Party's ("DPP") candidate, Chen Shui-Bian, forced the market down to a low of around 8,500. A rebound to 9,855 at the close of the quarter followed purchases by the support fund and a less aggressive response from China than originally feared. Market sentiment improved after Mr. Chen toned down his stance on independence and the parliament approved direct links between its offshore islands (Kinmen, Matsu and Penghu) and mainland China.

     Poor election results on March 18 sent the ruling KMT party into disarray and led to the forced resignation of its leader, President Lee Teng Hui. On the other hand, second place James Soong's strong showing in the election has prompted him to set up a new political party.

     Weak export growth in February was due to the timing of week long Chinese New Year holidays. However, strong March sales growth from electronics and semiconductor companies indicates stronger exports in March. A pre-emptive
12.5 basis point increase in the discount rate is unlikely to result in matching increases by the local banks given the abundant liquidity.

     Mr. Chen's victory could renew tension with China, and market volatility is likely ahead of the inauguration on May 20. However, the new administration is widely expected to introduce reforms eradicating "black money" politics and promoting a cleaner government. The economy is sound and corporate earnings remain robust. The China issue aside, market weakness offers a good opportunity to accumulate.


Investment Strategy

     1) The Fund will remain underweight in the Japanese stock market, as short-term stock prices have discounted most of the improvement in earnings, although the Fund believes downside risk is limited by expectations of ample liquidity.

     2) The principal strategies within the Japanese stock portfolio are to maintain the overweight position in Technology stocks while remaining underweight in Financials. Many of these Japanese technology companies are competitive in the global markets, and are not particularly expensive from a valuation perspective. They will benefit further from the rapid diffusion of personal computers, mobile communications, and other new technologies. Bank valuations are no longer demanding, but the liquidation of cross shareholdings could undermine the sector's performance over the coming months.

     3) The Fund will maintain its over-exposure to the South Korean market and intends to increase gradually the weight of Taiwan.

     4) The Fund will remain overweight in Singapore, in view of the market's attractive relative to valuation.

     5) The Fund will keep an underweight position in Hong Kong, due to demanding valuations.


Change in Control of Investment Advisor

     The Nomura Securities Co., Ltd. has increased its ownership position in Nomura Asset Management Co., Ltd. ("NAM"), the Fund's Investment Advisor, from 4.9% to a majority ownership position (approximately 73.8% as of March 31, 2000), with the ultimate goal of acquiring 100% ownership. In addition, NAM has increased its ownership of Nomura Asset Management U.S.A. Inc. ("NAM -U.S.A.") from 88% to 100% by acquiring the remaining shares from Nomura Research Institute Ltd. After the change, NAM and NAM-U.S.A. will continue to maintain their management and business autonomy.

     We appreciate your continuing support of your Fund.

                                              Sincerely,



                                              /s/ Nobuo Katayama
                                              Nobuo Katayama
                                              President


                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.


     Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr. Nobuo Katayama, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Katayama has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1999.


                               INTERNET WEBSITE

NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.


                                                NOMURA PACIFIC BASIN FUND, INC.
                                                    PACIFIC BASIN PORTFOLIO
                                                 FUND HIGHLIGHTS-MARCH 31, 2000
                                                          (Unaudited)

KEY STATISTICS
   Net Assets ........................................  $18,703,056
   Net Asset Value per Share   Class A................       $17.09
                               Class B................       $17.04
                               Class Z................       $17.11

PERFORMANCE COMPARISON CHART AND TABLE
   Average Annual Total Return:*                                              Class A         Class B        Class Z
                                                                              -------         -------        -------
      Year Ended 3/31/00 ...................................................    N/A             N/A           47.1%
      Five Years Ended 3/31/00 .............................................    N/A             N/A            5.8%
      Ten Years Ended 3/31/00 ..............................................    N/A             N/A            6.6%
      Since Inception (8/2/99 to 3/31/00) ..................................   22.5%           22.2%           N/A
      Since Inception (7/8/85 to 3/31/00) ..................................    N/A             N/A           13.1%
   Cumulative Total Return:*
      Five Years Ended 3/31/00..............................................    N/A             N/A           32.5%
      Ten Years Ended 3/31/00 ..............................................    N/A             N/A           89.6%
      Since Inception (8/2/99 to 3/31/00) ..................................   22.5%           22.2%           N/A
      Since Inception (7/8/85 to 3/31/00) ..................................    N/A             N/A          522.4%


* Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

  This chart is intended to compare the performance results of a hypothetical $10,000 investment in Pacific Basin Portfolio Class Z shares since the Fund's inception on July 8, 1985 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.


   History of $10,000 Investment in Class Z Shares Assuming Reinvestment of
                            Capital Gain and Income
              Distributions Versus the MSCI Pacific Basin Index.

A line graph depicting the growth of an investment in the Fund's Class Z Shares compared to growth of an investment in the MSCI Pacific Basin Index. Beginning and ending values are:

                                            6/30/85           3/31/00

Nomura Pacific Basin Fund, Inc. Class A     $10,000           $62,224
MSCI Pacific Basin Index                    $10,000           $48,966


Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 419 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.


This chart is intended to compare the performance results of a hypothetical $10,000 investment in Pacific Basin Portfolio Class A shares since the Class's inception on August 2, 1999 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.

   History of $10,000 Investment in Class A Shares Assuming Reinvestment of Capital Gain and Income Distributions Versus the MSCI Pacific Basin Index.

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the MSCI Pacific Basin Index. Beginning and ending values are:

                                             8/2/99           3/31/00

Nomura Pacific Basin Fund, Inc. Class B     $10,000           $11,600
MSCI Pacific Basin Index                    $10,000           $11,986


Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 419 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.


This chart is intended to compare the performance results of a hypothetical $10 000 investment in Pacific Basin Portfolio Class B shares since the Class's inception on August 2, 1999 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.

   History of $10,000 Investment in Class B Shares Assuming Reinvestment of Capital Gain and Income Distributions Versus the MSCI Pacific Basin Index.

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the MSCI Pacific Basin Index. Beginning and ending values are:

                                             8/2/99           3/31/00

Nomura Pacific Basin Fund, Inc.             $10,000           $12,215
MSCI Pacific Basin Index                    $10,000           $11,986

Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 419 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above five countries. The performance data of the Index included dividends reinvested.



                                            NOMURA PACIFIC BASIN FUND, INC.
                                                PACIFIC BASIN PORTFOLIO
                                              FUND HIGHLIGHTS-(Continued)
                                                    MARCH 31, 2000
                                                      (Unaudited)


GEOGRAPHICAL ALLOCATION:
                                                              % of Net Assets
                                                -----------------------------------------
                                                                      Cash and                        % of
                                                 Equities        Cash Equivalents    Total       MSCI Index+
                                                 --------        ----------------    -----       -----------
  Japan .......................................    72.4                 --           72.4           83.3
  Australia ...................................     5.5                 --            5.5            6.8
  Hong Kong ...................................     6.8                 --            6.8            7.0
  Malaysia ....................................     0.5                 --            0.5             --
  New Zealand .................................     0.3                 --            0.3            0.4
  Singapore ...................................     4.4                 --            4.4            2.5
  South Korea .................................     3.5                 --            3.5             --
  Taiwan ......................................     1.8                 --            1.8             --
  United States ...............................      --                4.7            4.7             --
                                                   ----               ----          -----          -----
  Total Investments ...........................    95.2                4.7           99.9          100.0
  Other Assets Less Liabilities, Net ..........                                       0.1             --
                                                                                    -----          -----
      Total ...................................                                     100.0          100.0
                                                                                    =====          =====



-----------------
+ Source: Morgan Stanley Capital International Pacific Basin Index (an unmanaged index).

INDUSTRY DIVERSIFICATION
                                            % of
                                          Net Assets
                                          ----------
Japanese Securities
  Electrical Machinery..................    11.6
  Electrical and Electronics............     8.8
  Consumer Electronics and Parts........     8.0
  Telecommunications....................     6.6
  Chemicals and Pharmaceuticals.........     5.2
  Motor Vehicles........................     5.1
  Retail................................     4.7
  Banking and Insurance.................     4.4
  Information and Software..............     3.3
  Wholesale.............................     2.7
  Financials............................     2.5
  Non-Ferrous Metals....................     2.5
  Precision Machinery...................     1.7
  Miscellaneous Manufacturing...........     1.3
  Textiles and Apparel..................     1.2
  Iron and Steel........................     1.0
  Real Estate...........................     1.0
  Commerce..............................     0.8
Australian Securities
  Publishing and Printing...............     1.1
  Telecommunications....................     0.9
  Banking...............................     0.8
  Non-Ferrous Metals....................     0.8
  Financials............................     0.6
  Miscellaneous Manufacturing...........     0.5
  Transportation........................     0.5
  Oil and Gas...........................     0.3
Hong Kong Securities
  Conglomerate..........................     2.4
  Real Estate...........................     1.7
  Telecommunications....................     1.0
  Utilities.............................     0.7
  Banking...............................     0.6
  Electrical and Electronics............     0.4
Malaysian Securities
  Banking...............................     0.2
  Utilities.............................     0.2
  Telecommunications....................     0.1
New Zealand Securities
  Telecommunications....................     0.3
Singapore Securities
  Banking...............................     1.9
  Electrical and Electronics............     0.6
  Airlines..............................     0.6
  Publishing and Printing...............     0.5
  Real Estate...........................     0.4
  Telecommunications....................     0.3
  Transportation........................     0.1
South Korean Securities
  Consumer Electronics..................     2.4
  Telecommunications....................     1.1
Taiwanese Securities
  Electrical and Electronics............     1.8

                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO
                          FUND HIGHLIGHTS-(Continued)
                                MARCH 31, 2000

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:


                                                               Market           % of
Security                                                       Value         Net Assets
--------                                                      -------       -----------
AdvantestCorp .............................................   $742,853           4.0
NTT Mobile Communications Network, Inc. ...................    697,122           3.7
Sony Corp. ................................................    651,926           3.5
Mitsubishi Electric Corp. .................................    603,438           3.2
Taiyo Yuden Co., Ltd. .....................................    581,211           3.1
Toyota Motor Corp. ........................................    575,367           3.1
Nippon Telegraph and Telephone Corp. ......................    539,814           2.9
NEC Corporation ...........................................    531 243           2.8
Rohm Company ..............................................    486,826           2.6
Mitsui Mining & Smelting Co., Ltd. ........................    457,313           2.5



                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nomura Pacific Basin Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Basin Portfolio (a series of the Nomura Pacific Basin Fund, Inc.) (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 18, 2000


                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                       PACIFIC BASIN PORTFOLIO
                                                      SCHEDULE OF INVESTMENTS*
                                                           MARCH 31, 2000

                                                                                                            % of
                                                                                               Market         Net
                                                                     Shares          Cost      Value        Assets
                                                                     ------          ----      ------       ------
JAPANESE EQUITY SECURITIES

Banking and Insurance
The Bank of Tokyo-Mitsubishi, Ltd. ...............................     450       $   6,915    $   6,430       0.0
  Commercial bank
The Dai-ichi Kangyo Bank, Ltd. ...................................  29,000         219,481      270,044       1.4
  City bank
The Industrial Bank of Japan, Ltd. ...............................  26,000         209,016      237,549       1.3
  Long term credit bank
The Sanwa Bank, Ltd. .............................................  17,000         164,909      176,847       0.9
  City bank
The Suruga Bank, Ltd. ............................................  10,000          73,191      145,132       0.8
                                                                                 ---------     --------      ----
  Commercial bank
Total Banking and Insurance .....................................                  673,512      836,002       4.4
                                                                                 ---------     --------      ----

Chemicals and Pharmaceuticals
Fuji Photo Film Co., Ltd. ........................................   7,000         265,278      308,187       1.7
  Photo film
Shin-Etsu Chemical Co., Ltd. .....................................   5,000         173,558      303,414       1.6
  Synthetic resins
Takeda Chemical Industries, Ltd. .................................   5,000         159,843      355,525       1.9
                                                                                 ---------     --------      ----
  Pharmaceuticals
Total Chemicals and Pharmaceuticals ..............................                 598,679      967,126       5.2
                                                                                 ---------     --------      ----
Commerce
Ito-Yokado Co., Ltd. .............................................   2,000         115,988      142,989       0.8
                                                                                 ---------     --------      ----
  Supermarkets

Consumer Electronics and Parts
Sony Corp. .......................................................   4,600         160,574      651,926       3.5
  Consumer electronics
Taiyo Yuden Co., Ltd. ............................................   9,000          96,345      581,211       3.1
  Ceramic capacitors
TDK Corporation ..................................................   2,000         102,747      272,342       1.4
  Magnetic tapes
                                                                                 ---------    ---------      ----
Total Consumer Electronics and Parts .............................                 359,666    1,505,479       8.0
                                                                                 ---------    ---------      ----
Electrical and Electronics
Advantest Corp. ..................................................   3,500         308,075      742,853       4.0
  Semiconductor testing equipment
Rohm Company .....................................................   1,400         192,249      486,826       2.6
   Custom integrated circuits
Tokyo Electron, Ltd. .............................................   2,800         152,588      422,734       2.2
                                                                                 ---------    ---------      ----
   Electric wires and cables
Total Electrical and Electronics .................................                 652,912    1,652,413       8.8
                                                                                 ---------    ---------      ----
Electrical Machinery
Fujitsu Ltd. .....................................................  14,000         215,178      429,553       2.3
  Computers
Minebea Co.,Ltd. .................................................  18,000         186,797      239,322       1.3
   Miniature bearings

                                                 See notes to financial statements




                                                 NOMURA PACIFIC BASIN FUND, INC.
                                                     PACIFIC BASIN PORTFOLIO
                                              SCHEDULE OF INVESTMENTS*-(Continued)
                                                         MARCH 31, 2000

                                                                                                            % of
                                                                                               Market         Net
                                                                     Shares          Cost      Value        Assets
                                                                     ------          ----      ------       ------
Mitsubishi Electric Corp. ........................................   64,000     $  360,374   $  603,438      3.2
   Defense electronics
NEC Corporation ..................................................   18,000        231,755      531,243      2.8
   Computers, telecommunication devices, electric
   appliances and circuit boards
Omron Corp. ......................................................   13,000        382,554      369,746      2.0
                                                                                 ---------    ---------     ----
   Control systems
Total Electrical Machinery .......................................               1,376,658    2,173,302     11.6
                                                                                 ---------    ---------     ----
Financials
Daiwa Securities Co., Ltd. .......................................   16,000        270,302      300,784      1.6
   Investment securities
Shinki Co., Ltd. .................................................    7,000        198,411      171,821      0.9
                                                                                 ---------    ---------     ----
   Consumer financing services
Total Financials .................................................                 468,713      472,605      2.5
                                                                                 ---------    ---------     ----
Information and Software
Fuji Soft ABC, Inc. ..............................................    5,400        255,844      368,188      1.9
   Computer systems development
Softbank Corp. ...................................................      300        392,566      267,374      1.4
                                                                                 ---------    ---------     ----
   Computer and network software
Total Information and Software. ..................................                 648,410      635,562      3.3
                                                                                 ---------    ---------     ----
Iron and Steel
Nippon Steel Corp. ...............................................   75,000        140,822      178,980      1.0
                                                                                 ---------    ---------     ----
   Steelmaker

Miscellaneous Manufacturing
Nippon Paper Industries Co., Ltd. ................................   34,000        177,177      244,075      1.3
                                                                                 ---------    ---------     ----
   Paper products

Motor Vehicles
Honda Motor Co., Ltd. ............................................    9,000        290,035      371,694      2.0
   Motorcycles, automobiles and power products
Toyota Motor Corp.................................................   11,000        309,973      575,367      3.1
                                                                                 ---------    ---------     ----
   Automobiles
Total Motor Vehicles. ............................................                 600,008      947,061      5.1
                                                                                 ---------    ---------     ----
Non-Ferrous Metals
Mitsui Mining & Smelting Co., Ltd. ...............................    75,000       404,292      457,313      2.5
                                                                                 ---------    ---------     ----
   Oil, coal, and building materials

Precision Machinery
Amada Co., Ltd. ..................................................    39,000       277,784      315,297      1.7
                                                                                 ---------    ---------     ----
   Metal cutting, forming and pressing

Real Estate
Mitsubishi Estate Co., Ltd. .......................................   17,000       173,639      184,299      1.0
                                                                                 ---------    ---------     ----
   Real estate development



                                         See notes to financial statements






                                                 NOMURA PACIFIC BASIN FUND, INC.
                                                     PACIFIC BASIN PORTFOLIO
                                              SCHEDULE OF INVESTMENTS*-(Continued)
                                                         MARCH 31, 2000

                                                                                                            % of
                                                                                               Market         Net
                                                                     Shares          Cost      Value        Assets
                                                                     ------          ----      ------       ------
Retail
Marui Co., Ltd. ..................................................  13,000      $  212,565   $  235,144      1.3
 Department store
Ryohin Keikaku Co., Ltd...........................................   2,300         365,337      416,695      2.2
 Clothes, sundry goods, and foods
Saizeriya Co., Ltd................................................   3,000         279,402      219,159      1.2
                                                                                ----------   ----------     ----
 Italian restaurant chain
Total Retail .....................................................                 857,304      870,998      4.7
                                                                                ----------   ----------     ----
Telecommunications
Nippon Telegraph and Telephone Corp. .............................      34         319,748      539,814      2.9
 Telecommunications
NTT Mobile Communications Network, Inc. ..........................      17         187,580      697,122      3.7
                                                                                ----------   ----------     ----
 Mobile telephone network operator
Total Telecommunications .........................................                 507,328    1,236,936      6.6
                                                                                ----------   ----------     ----
Textiles and Apparel
World Co., Ltd. ..................................................   2,850         198,291      219,306      1.2
                                                                                ----------   ----------     ----
 Fashion apparel

Wholesale
ArcLand Sakamoto Co., Ltd. ......................................   16,000         129,200     194,808       1.1
   Home appliances
Hakuto Co., Ltd. ................................................    8,500         138,132     307,164       1.6
                                                                                ----------   ----------     ----
 Electric parts
Total Wholesale .................................................                  267,332     501,972       2.7
                                                                                ----------   ----------     ----

TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES                                  8,448,515  13,541,715      72.4
                                                                                ----------   ----------     ----


AUSTRALIAN EQUITY SECURITIES
Banking
National Australia Bank, Ltd. ...................................   11,223         155,047     144,179       0.8
                                                                                ----------   ----------     ----
 Commercial bank

Financials
Colonial, Ltd. ..................................................   23,000          80,283     105,620       0.6
                                                                                ----------   ----------     ----
 Financial services

Miscellaneous Manufacturing
Smorgon Steel Group, Ltd. .......................................   35,000          52,084      32,693       0.2
 Galvanized wire, reinforced steel, and steel welded mesh
Tabcorp Holdings, Ltd. ..........................................    9,000          61,559      50,495       0.3
                                                                                ----------   ----------     ----
 Computer software components and games
Total Miscellaneous Manufacturing ...............................                  113,643      83,188       0.5
                                                                                ----------   ----------     ----

Non-Ferrous Metals
The Broken Hill Proprietary Co., Ltd. ...........................   14,215         150,221     153,836       0.8
                                                                                ----------   ----------     ----
 Minerals exploration and production


                                                See notes to financial statements



                                                    NOMURA PACIFIC BASIN FUND, INC.
                                                        PACIFIC BASIN PORTFOLIO
                                                 SCHEDULE OF INVESTMENTS*- (Continued)
                                                            MARCH 31, 2000


                                                                                                                       % of
                                                                                                          Market        Net
                                                                              Shares        Cost          Value       Assets
                                                                              ------        ----          -----       ------
Oil and Gas

Australian Gas & Light Co., Ltd.........................................       13,329  $     77,383     $   64,273         0.3
    Distribution of natural gas and oil                                                ------------     ----------       -----

Publishing and Printing

News Corporation, Ltd...................................................       15,000        112,043        209,442        1.1
    International media                                                                 ------------     ----------      -----

Telecommunications

Telstra Corporation, Ltd................................................       37,278        157,845        162,495        0.9
    Domestic and international telecommunications                                       ------------     ----------      -----

Transportation

Brambles Industries, Ltd................................................        3,500         72,971         88,951        0.5
    Railroad car rentals                                                                ------------     ----------      -----
TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES                                            919,436      1,011,984        5.5
                                                                                        ------------     ----------      -----

HONG KONG EQUITY SECURITIES

Banking

Hong Kong & Shanghai Banking Corp.......................................       10,200         52,010        119,206        0.6
    International bank                                                                  ------------     ----------      -----

Conglomerate

Hutchison Whampoa, Ltd..................................................       25,000        175,165        451,098        2.4
    Property and shipping related services                                              ------------     ----------      -----

Electrical and Electronics

Johnson Electric Holdings, Ltd..........................................       10,000         25,207         68,387        0.4
    Micromotors used in automobile components                                           ------------     ----------      -----

Real Estate

Cheung Kong Holdings, Ltd...............................................       13,000        126,111        194,502        1.0
    Property development
Sun Hung Kai Properties, Ltd............................................       14,000        134,977        122,712        0.7
    Property development                                                                ------------     ----------      -----
Total Real Estate.......................................................                     261,088        317,214        1.7
                                                                                        ------------     ----------      -----

Telecommunications

Cable & Wireless HKT Ltd................................................       44,800         90,059        117,372        0.6
    Telecommunications
China Telecom (Hong Kong) Ltd.+.........................................        8,000         54,724         70,378        0.4
    Cellular telecommunications                                                         ------------     ----------      -----
Total Telecommunications................................................                     144,783        187,750        1.0
                                                                                        ------------     ----------      -----

Utilities

CLP Holdings, Ltd.......................................................       30,000        146,563        134,077        0.7
    Generates and supplies electricity                                                  ------------     ----------      -----
TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES........................                     804,816      1,277,732        6.8
                                                                                        ------------     ----------      -----


                                                          See notes to financial statements



                                                      NOMURA PACIFIC BASIN FUND, INC.
                                                          PACIFIC BASIN PORTFOLIO
                                                   SCHEDULE OF INVESTMENTS*- (Continued)
                                                              MARCH 31, 2000


                                                                                                                       % of
                                                                                                          Market        Net
                                                                              Shares        Cost          Value       Assets
                                                                              ------        ----          -----       ------
MALAYSIAN EQUITY SECURITIES

Banking

Malayan Banking Berhad..................................................       10,000  $      20,273    $    43,947        0.2
    Banking and financial services                                                      ------------     ----------      -----

Telecommunications

Telekom Malaysia Berhad.................................................        5,000         14,628         20,526        0.1
    Telecommunications                                                                  ------------     ----------      -----

Utilities

Tenaga Nasional Berhad..................................................       11,000         22,256         37,053        0.2
    Power supplier                                                                      ------------     ----------      -----
TOTAL INVESTMENTS IN MALAYSIAN EQUITY SECURITIES........................                      57,157        101,526        0.5
                                                                                        ------------     ----------      -----

NEW ZEALAND EQUITY SECURITIES

Telecommunications

Telecommunications Corp. of New Zealand.................................       14,000         46,786         63,273        0.3
    Telecommunications                                                                  ------------     ----------      -----

TOTAL INVESTMENTS IN NEW ZEALAND EQUITY SECURITIES                                            46,786         63,273        0.3
                                                                                        ------------     ----------      -----

SINGAPORE EQUITY SECURITIES

Airlines

Singapore Airlines......................................................       12,000        112,629        112,163        0.6
    International airline                                                               ------------     ----------      -----

Banking

DBS Group Holdings, Ltd.................................................       26,980        243,806        356,202        1.9
    International bank                                                                  ------------     ----------      -----

Electrical and Electronics

Natsteel Electronics Ltd................................................       18,000        112,734        117,771        0.6
    Electronic products                                                                 ------------     ----------      -----

Publishing and Printing

Singapore Press Holdings, Ltd...........................................        5,600         88,212         89,309        0.5
    Newspapers and magazines                                                            ------------     ----------      -----

Real Estate

DBS Land, Ltd...........................................................       55,000         84,824         71,650        0.4
    Property investment and development                                                 ------------     ----------      -----

Telecommunications

Singapore Telecommunications, Ltd.......................................       39,000         65,601         55,591        0.3
    Basic telecommunications and postal services                                        ------------     ----------      -----

Transportation

Singapore Bus Services, Ltd.............................................       13,500         20,620         14,905        0.1
    Public bus services                                                                 ------------     ----------      -----

TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES........................                     728,426        817,591        4.4
                                                                                        ------------     ----------      -----



                                                See notes to financial statements


                                                              NOMURA PACIFIC BASIN FUND, INC.
                                                                  PACIFIC BASIN PORTFOLIO
                                                           SCHEDULE OF INVESTMENTS*- (Continued)
                                                                      MARCH 31, 2000


                                                                                                                       % of
                                                                                                          Market        Net
                                                                              Shares        Cost          Value       Assets
                                                                              ------        ----          -----       ------

SOUTH KOREAN EQUITY SECURITIES

Consumer Electronics

Samsung Electronics Co., Ltd............................................        1,500   $    264,308     $  454,648        2.4
    Consumer electronics, computers and telecommunications                              ------------     ----------      -----

Telecommunications

SK Telecom Co., Ltd.....................................................           60        217,637        195,431        1.1
    Mobile telecommunications                                                           ------------     ----------      -----

TOTAL INVESTMENTS IN SOUTH KOREAN EQUITY
    SECURITIES..........................................................                     481,945        650,079        3.5
                                                                                        ------------     ----------      -----
TAIWANESE EQUITY SECURITIES

Electrical and Electronics
Taiwan Semiconductor Manufacturing Co., Ltd. ADR+.......................        6,000        351,789        342,000        1.8
    Integrated ciruits                                                                  ------------     ----------      -----
TOTAL INVESTMENTS IN TAIWANESE
    EQUITY SECURITIES...................................................                     351,789        342,000        1.8
                                                                                        ------------     ----------      -----
TOTAL INVESTMENTS IN EQUITY SECURITIES..................................               $  11,838,870  $  17,805,900       95.2
                                                                                        ------------     ----------      -----




                                                See notes to financial statements




                                                         NOMURA PACIFIC BASIN FUND, INC.
                                                             PACIFIC BASIN PORTFOLIO
                                                      SCHEDULE OF INVESTMENTS*- (Continued)
                                                                 MARCH 31, 2000


                                                                                                                        % of
                                                                          Principal                       Market        Net
                                                                           Amount           Cost           Value       Assets
                                                                          ---------         ----          ------       ------
INVESTMENTS IN FOREIGN CURRENCIES

Australian Dollar
Westpac Banking Corporation, Sydney non-interest
bearing call account                                                      AUD 4,105     $      2,490    $      2,490       0.0
                                                                                        ------------    ------------     -----
Japanese Yen
The Fuji Bank Limited Tokyo non-interest
  bearing call account                                                   JPY 28,900              282             282       0.0
                                                                                        ------------    ------------     -----

TOTAL INVESTMENTS IN FOREIGN CURRENCIES                                                        2,772           2,772       0.0
                                                                                        ------------    ------------     -----

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest bearing
call account 5.75% due 4/3/00                                           $   879,883          879,883         879,883       4.7
                                                                                        ------------    ------------     -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES                                                   879,883         879,883       4.7
                                                                                        ------------    ------------     -----

TOTAL INVESTMENTS                                                                         12,721,525      18,688,555      99.9
OTHER ASSETS LESS LIABILITIES, NET                                                             6,865          14,501       0.1
                                                                                        ------------    ------------     -----
NET ASSETS                                                                              $ 12,728,390    $ 18,703,056     100.0
                                                                                        ============    ============     =====

--------------

* The description following each investment is unaudited and not covered by the Report of Independent Accountants.
+ Non-income producing security.
ADR-American Depository Receipt.



              Portfolio securities and foreign currency holdings
                were translated at the following exchange rates
                             as of March 31, 2000.

           Australian Dollar         AUD.                 1.649=$1.00
           Hong Kong Dollar          HKD.                 7.787=$1.00
           Japanese Yen              JPY.               102.665=$1.00
           Malaysian Ringgit         MYR.                 3.800=$1.00
           New Zealand Dollar        NZD.                 2.016=$1.00
           Singapore Dollar          SGD.                 1.712=$1.00
           South Korean Won          KRW.               1105.25=$1.00

                       See notes to financial statements


                                                            NOMURA PACIFIC BASIN FUND, INC.
                                                                PACIFIC BASIN PORTFOLIO
                                                         STATEMENT OF ASSETS AND LIABILITIES
                                                                    MARCH 31, 2000

ASSETS:

     Investments in securities, at market value (cost - $11,838,870) ........................................     $ 17,805,900
     Investments in short-term securities, at market value (cost-$879,883) ..................................          879,883
     Investments in foreign currency, at market value (cost-$2,772) .........................................            2,772
     Receivable for capital stock shares sold ...............................................................           42,921
     Receivable for investments sold ........................................................................          214,300
     Prepaid expenses .......................................................................................            5,806
     Receivable for dividends and interest, net of withholding taxes ........................................           45,449
                                                                                                                   -----------
              Total Assets ..................................................................................       18,997,031
                                                                                                                   -----------
LIABILITIES:

     Payable for investments purchased ......................................................................          119,467
     Payable for capital stock shares purchased .............................................................            5,547
     Other accrued expenses .................................................................................          168,961
                                                                                                                   -----------
              Total Liabilities .............................................................................          293,975
                                                                                                                   -----------

NET ASSETS:
     Capital stock ( Class A shares-706 shares outstanding, .................................................               71
       authorized 50,000,000, par value $0.10 each)
     Capital stock ( Class B shares-706 shares outstanding, .................................................               71
       authorized 50,000,000, par value $0.10 each)
     Capital stock ( Class Z shares-1,091,819 shares outstanding, ...........................................          109,181
       authorized 50,000,000, par value $0.10 each)
     Paid-in capital ........................................................................................       15,876,765
     Accumulated net realized loss on investments and foreign currency transactions .........................       (3,253,732)
     Unrealized net appreciation on investments and foreign exchange ........................................        5,974,664
     Accumulated net investment loss ........................................................................           (3,964)
                                                                                                                   -----------
              Net Assets ....................................................................................     $ 18,703,056
                                                                                                                   ===========

                                                                                        Class A      Class B        Class Z
                                                                                        -------      -------        -------
     Net assets applicable to each Class .........................................     $   12,076   $   12,036   $   18,678,944
                                                                                       ==========   ==========   ==============
     Net asset value and redemption price per share outstanding ..................     $    17.09   $    17.04   $        17.11
     Maximum sales charge (5.75% of offering price) ..............................           1.04         0.00             0.00
                                                                                       ----------   ----------   --------------
     Maximum offering price per share outstanding ................................     $    18.13   $    17.04$           17.11
                                                                                       ==========   ==========   ==============


                                                    See notes to financial statements



                                                            NOMURA PACIFIC BASIN FUND, INC.
                                                                PACIFIC BASIN PORTFOLIO
                                                               STATEMENT OF OPERATIONS

                                                          FOR THE YEAR ENDED MARCH 31, 2000

INCOME:

Dividend income (less $16,250 withholding taxes).....................................         $170,105
Interest income......................................................................           39,034
                                                                                             ---------
         Total Income................................................................                           $  209,139
EXPENSES:
Management fee.......................................................................          123,471
Transfer agency fee..................................................................          108,730
Custodian fee........................................................................           88,037
Legal fees...........................................................................           77,298
Auditing and tax reporting fees......................................................           50,004
Directors' fees and expenses.........................................................           45,222
Shareholder reports..................................................................           41,272
Registration fees....................................................................           20,118
Insurance............................................................................            3,294
Distribution fees (Class B)..........................................................               60
Distribution fees (Class A)..........................................................               16
Miscellaneous........................................................................            9,792
                                                                                             ---------
         Total Expenses..............................................................          567,314
         Expense reimbursement.......................................................         (256,317)
                                                                                              --------
         Net Expenses................................................................                              310,997
                                                                                                                ----------
NET INVESTMENT LOSS..................................................................                             (101,858)
                                                                                                                ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments.....................................................                            1,394,119
Net realized gain on foreign currency transactions...................................                              215,825
                                                                                                                ----------
Net realized gain on investments and foreign currency transactions...................                            1,609,944

Change in unrealized appreciation on translation of investments, foreign
   currencies, other assets and liabilities denominated in foreign currencies........                            1,251,691
Change in net unrealized appreciation on investments.................................                            3,344,352
                                                                                                               -----------
Net realized and unrealized gain on investments and foreign currency transactions....                            6,205,987
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                           $6,104,129
                                                                                                                ==========


                                                        See notes to financial statements




                                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                                       PACIFIC BASIN PORTFOLIO

                                                                 STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   For the Year Ended
                                                                                                        March 31,
                                                                                          ---------------------------------
                                                                                                2000                1999
                                                                                                ----                ----
FROM INVESTMENT ACTIVITIES:

     Net investment loss.............................................................        ($101,858)           ($38,716)
     Net realized gain/(loss) on investments.........................................        1,394,119            (406,874)
     Net realized gain/(loss) on foreign currencies..................................          215,825            (821,426)
     Change in unrealized appreciation on investments and foreign currencies.........        4,596,043           2,256,686
                                                                                          ------------          ----------
     Increase in net assets derived from investment activities.......................        6,104,129             989,670
                                                                                          ------------          ----------

FROM CAPITAL SHARE TRANSACTIONS:

     Proceeds from continuous offering (Class A).....................................           10,283                   -
     Proceeds from continuous offering (Class B).....................................           10,283                   -
     Proceeds from continuous offering (Class Z).....................................        5,910,712             819,459
     Cost of shares redeemed (Class Z)...............................................       (6,057,425)         (2,819,804)
                                                                                           -----------        ------------
     Decrease in net assets derived from capital share transactions..................         (126,147)         (2,000,345)
                                                                                          ------------        ------------
     Net increase/(decrease) in net assets...........................................        5,977,982          (1,010,675)
                                                                                           -----------        ------------

NET ASSETS:

     Beginning of year...............................................................       12,725,074          13,735,749
                                                                                          ------------        ------------
     End of year (including accumulated net investment loss of $3,964
        in 2000 and $0 in 1999)......................................................      $18,703,056         $12,725,074
                                                                                           ===========         ===========

SHARE ACTIVITY:                                        Class A        Class B        Class Z        Total          Total
                                                       -------        -------        -------        -----          -----

   Shares offered on continuous offering.......          706            706          403,890        405,302        80,343
   Shares redeemed during the period...........          -              -            405,870        405,870      (280,750)
                                                      ------         ------          -------        -------      ---------
   Net shares subscribed (redeemed) during
     the period...............................           706            706           (1,980)          (568)     (200,407)
   Shares outstanding at beginning of year.....          -              -          1,093,799      1,093,799     1,294,206
                                                      ------         ------        ---------      ---------     ---------
   Shares outstanding at end of year...........          706            706        1,091,819      1,093,231     1,093,799
                                                      ======         ======        =========      =========     =========


                      See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                            PACIFIC BASIN PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

                                NOMURA PACIFIC
                                 PACIFIC BASIN

                         NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Nomura Pacific Basin Fund, Inc. (the "Corporation") is a series company currently offering one portfolio, the Pacific Basin Portfolio (the "Fund"). The investment objective of the Fund is to seek long-term capital appreciation by primarily investing in equity securities of corporations domiciled in Far Eastern or Western Pacific ("Pacific Basin") countries. The Corporation is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation was incorporated in Maryland on March 14, 1985. The Fund currently offers three classes of shares; Class A shares, whose distribution commenced August 2, 1999 which are generally offered at net asset value plus an initial sales charge and bear certain expenses related to the shareholder services and distribution associated with such shares. Class B shares, whose distribution commenced August 2, 1999, are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. In addition, Class B shares bear certain expenses related to shareholder services and distribution associated with such shares and may be subject to lower shareholder services and distribution expenses when they are converted to Class A shares after eight years. Class Z shares which are the original no load shares of the Fund, whose distribution commenced July 8, 1985. Class Z shares are not subject to either an initial sales charge or ongoing shareholder services and distribution expenses. Class Z shares are only available to existing shareholders of the Fund on July 31, 1999, current and retired Directors of the Fund and Directors and current and retired full time employees of Nomura Asset Management U.S.A. Inc. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities - Investments traded on the stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at March 31, 2000 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income, Distributions to Shareholders - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.

     (d) Capital Account Reclassification - For the year ended March 31, 2000, the Fund's accumulated net investment loss and paid-in-capital were decreased by $144,044 and $44,894, respectively, with an off-setting increase in accumulated net realized loss of $99,150. This adjustment was primarily the result of the reclassification of net foreign currency gains and losses, a net operating loss, and the sale of investments in passive foreign investment companies.

     (e) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.

     (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (g) Concentration of Risk - A significant portion of the Fund's net assets consists of foreign securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, lesser liquidity and greater volatility, the foreign securities markets are less developed than the U.S. securities market and there is often substantially less publicly available information about foreign issuers than there is about U.S. issuers. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), and Nomura Asset Management Singapore Limited ("NAM Singapore") to act as investment advisors for the Fund. On July 30, 1999, the Corporation terminated its Distribution Agreement with Nomura Securities International, Inc. and entered into a new Distribution Agreement with Funds Distributor, Inc.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1% of the Fund's average daily net assets. For services performed, NAM and NAM-Singapore receive a monthly fee from the Manager at the annual rates of .26125 of 1% and .0275 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $123,471 for the year ended March 31, 2000 (see voluntary expense reimbursement arrangement as described below). For the year ended March 31, 2000, the Manager informed the Fund that no payments were made to NAM and NAM-Singapore, due to the voluntary expense reimbursement arrangement.

     Effective August 2, 1999, the Manager has contractually agreed, through the end of the Fund's fiscal year on March 31, 2000, to limit the annual operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) of each of the Fund's classes as follows: Class A - 1.90%, Class B-2.65% and Class Z - 1.65% of average net assets. For the period April 1, 1999 to August 1, 1999 the Manager agreed to reimburse the Fund's Class Z shares (only Class share available for sale during that period) in any amount necessary to prevent the ordinary operating expenses from exceeding in any fiscal year 2.5% of the Class Z shares first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Under the reimbursement arrangement, the Fund has recorded expense reimbursement of $256,317 for the year ended March 31, 2000. This voluntary reimbursement arrangement may be terminated for subsequent fiscal years. Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd., the Manager's indirect parent, earned $5,575 in commissions on the execution of portfolio security transactions for the year ended March 31, 2000. The Fund pays fees to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $44,891 for the year ended March 31, 2000.

     Distribution fees - The Corporation on July 30, 1999 entered into a new Distribution Agreement with Funds Distributor, Inc. (the "Distributor"). The Corporation has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940.

     Pursuant to the Class A shares Plan, the Distributor receives a monthly fee, at the annual rate of 0.25% of the average aggregate net asset value of the Class A shares of the Fund outstanding during the month, which is an expense of the Class A shares for distribution or other service activities as designated by the Distributor.

     Pursuant to the Class B shares Plan, the Distributor receives a monthly distribution fee, which is an expense of Class B shares, at the annual rate of 0.75% of the average aggregate net asset value of the Class B shares of the Fund outstanding during the month. The Plan provides that Class B shares of the Fund also incur a service fee for ongoing shareholder servicing and account maintenance, which is an expense of Class B shares, at the annual rate of 0.25% of the average aggregate net asset value of Class B shares of the Fund outstanding during the month.

3.   PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments for the year ended March 31, 2000, exclusive of investments in foreign currencies and short term securities, were $12,895,711 and $13,139,519, respectively.

     As of March 31, 2000, net unrealized appreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $5,962,253 of which $6,334,065 related to appreciated securities and $371,812 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at March 31, 2000 for Federal income tax purposes was $11,843,647. The Fund has a capital loss carryforward as of March 31, 2000 of $3,252,920 of which $475,623 expires March 31, 2006, $2,777,297 expires
March 31, 2007. The Fund utilized $1,431,915 of capital loss carryover in the current year.



                                                         NOMURA PACIFIC BASIN FUND, INC.
                                                             PACIFIC BASIN PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:


                                           August 2, 1999 (commence-
                                             ment of Class share
                                              offering) through                              Class Z shares
                                               March 31, 2000                       For the Year Ended March 31,
                                           -----------------------     ------------------------------------------------------------
                                            Class A      Class B
                                            shares       shares        2000          1999        1998          1997         1996
                                            ------       ------        ----          ----        ----          ----         ----
Net asset value, beginning of period: ..    $13.95       $13.95       $11.63        $10.61       $13.76       $16.52        $15.07
                                            ------       ------       ------        ------       ------       ------        ------

Income from investment operations:

   Net Investment loss .................     (0.05)+      (0.14)+      (0.09)+       (0.03)+      (0.07)+      (0.14)+       (0.04)+
   Net realized and unrealized gain
   (loss) on investments and foreign
   currencies ..........................      3.19+        3.23+        5.57+         1.05+       (3.01)+      (0.87)+        2.07+
                                            ------       ------       ------        ------       ------       ------        ------
   Total from investment operations ....      3.14+        3.09+        5.48+         1.02+       (3.08)+      (1.01)+        2.03+
Distributions to shareholders from:
   Net investment income ...............        --           --           --            --        (0.04)       (0.28)           --
   Net realized capital gains ..........        --           --           --            --        (0.03)       (1.47)        (0.58)
                                            ------       ------       ------        ------       ------       ------        ------
Total distributions ....................        --           --           --            --        (0.07)       (1.75)        (0.58)
                                            ------       ------       ------        ------       ------       ------        ------
Net asset value, end of period .........    $17.09       $17.04       $17.11        $11.63       $10.61       $13.76        $16.52
                                            ======       ======       ======        ======       ======       ======        ======
Total investment return ................      22.5%        22.2%        47.1%          9.6%       (22.4%)       (6.9%)        13.7%
Ratio to average net assets/supplemental
  data:
   Net assets, end of period (000) .....       $12          $12      $18,679       $12,725      $13,736      $22,128       $34,022
   Operating expenses, net of
    reimbursement ......................      1.80%*       2.27%*       1.89%         2.50%        2.49%        2.21%         1.78%
   Total expenses ......................    368.73%*     367.31%*       3.16%         3.35%        2.91%        2.21%         1.78%
   Net investment loss .................     (0.49%)      (1.32%)      (0.62%)       (0.33%)      (0.55%)      (0.87%)       (0.28%)
   Portfolio turnover ..................      83.0%        83.0%        83.0%           48%          45%          62%           45%

--------------
+ Based on average shares outstanding.
* Annualized

BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Nobou Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS                                                          NOMURA
Nobou Katayama, President                                     Pacific Basin
Keisuke Haruguchi, Vice President                               Fund, Inc.
David G. Stoeffel, Vice President
John J. Boretti, Secretary and Treasurer
Terrence P. Brennan, Assistant Secretary and
                     Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York  10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISERS
Nomura Asset Management Co., Ltd.
1-14, 2-chome, Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road
Singapore  049909

DISTRIBUTOR
Funds Distributor, Inc.
60 State Street
Boston, Massachusetts  02109
                                                              ANNUAL REPORT

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company                           MARCH 31, 2000
P.O. Box 8500
North Quincy, Masachusetts  02171-8500

COUNSEL

Brown & Wood LLP
One World Trade Center
New York, New York  10048-0557

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas                                      (LOGO)
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK  10038-4936





This Report, is not to be construed as an offering for the sale of shares of Pacific Basin Portfolio a series company of Nomura Pacific Basin Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth both details of the Fund and other material information.